  ASA
Gold and Precious Metals Limited

In response to Item G.1.a.i. of Form N-CEN, for information required to be filed pursuant to legal proceedings, please find the following:

On January 31, 2024, Saba Capital Management, L.P. and Saba Capital Master Fund, Ltd. (together, “Saba Capital”) filed a complaint against the Company and certain current and former directors, in the United States District Court for the Southern District of New York seeking rescission of a limited-duration shareholder rights plan adopted by the Board of Directors (“Board”) of the Company on December 31, 2023 (the “Rights Plan”). Saba Capital seeks a declaratory judgment that the Rights Plan is invalid under the 1940 Act.

Case docket no. No. 24-cv-690 (JGLC)

Parties to the litigation:

Plaintiffs: Saba Capital Management, L.P. and Saba Capital Master Fund, Ltd.

Defendants: ASA Gold and Precious Metals, Ltd., Mary Joan Hoene, Bruce Hansen, William Donovan, and Axel Merk.

Three Canal Plaza, Suite 600
Portland, ME, U.S.A. 04101